                                                                 EXHIBIT 10.27

                                FIRST ADDENDUM
                                      TO
                             ACQUISITION AGREEMENT

THIS FIRST ADDENDUM TO ACQUISITION AGREEMENT (this"Addendum"), effective as of May 24, 1999 (the "Addendum Date"), is entered into by and between TRITON PCS EQUIPMENT COMPANY L.L.C., a Delaware limited liability company with its principal place of business in Malvern, Pennsylvania ("PURCHASER"), and ERICSSON INC., a Delaware corporation with its principal place of business in Richardson, Texas ("SELLER").

WHEREAS, PURCHASER and SELLER entered into the Acquisition Agreement, effective as of March 11, 1998 (the "Acquisition Agreement"), pursuant to which PURCHASER has purchased from SELLER, and SELLER has provided to PURCHASER, the equipment, software and related services for the initial configuration of PURCHASER's Phase 1 operations.

WHEREAS, PURCHASER now desires to purchase from SELLER, and SELLER is willing to provide to PURCHASER, the equipment, software and related services for the initial configuration of PURCHASER's Phase 2 and Phase 3 operations, subject to and in accordance with the same terms and conditions as those of the Acquisition Agreement, except as may be supplemented or amended by this Addendum.

NOW, THEREFORE, in consideration of the mutual convenants contained herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, PURCHASER and SELLER hereby agree as follows:

1.   Definitions.  Except as provided in this Addendum, the defined terms used
     -----------
     in this Addendum will have the same meanings ascribed to them in the Acquisition Agreement.


2.   Term of Addendum.  This agreement shall commence on the Addendum Date and
     ----------------
     continue for a period of five (5) years (hereinafter, the "Term") unless terminated on an earlier date as provided herein, except as to those provisions which by their express terms survive such termination. Notwithstanding the foregoing, PURCHASER is not obligated to purchase any Equipment, Software or Services from SELLER other than the Initial Configuration (as defined in this Addendum).


3.   Purchase.  PURCHASER hereby agrees to purchase from SELLER, and SELLER
     --------
     hereby agrees to provide to PURCHASER, (i) such equipment, software and related services for the initial configuration of PURCHASER's Phase 2 and Phase 3 operations as set forth on Schedule A hereto (such equipment,
                                        ----------
     software and related services hereinafter collectively referred to as the "Initial Configuration"), and (ii) such additional equipment, software and related services for the expansion of PURCHASER's Phase 1, Phase 2 and Phase 3 operations as may be requested by PURCHASER, all subject to and in accordance with the same terms and conditions as those of the Acquisition Agreement, except as may be supplemented or amended by this Addendum.


4.   Purchase Price.  The net purchase price to be paid by PURCHASER to SELLER
     --------------
     for the Initial Configuration will be ****** as set forth on Schedule A
                                                                  ----------
     hereto.



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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.   Additional Incentives. In addition to the Initial Configuration, PURCHASE
     ---------------------
     will receive from SELLER, at no additional charge, the following items:

     (a) ****** on training based on the unit price per student set forth in Attachment A to the Acquisition Agreement; and

     (b) ****** on Ericsson handsets of such models and based on such unit price as set forth on Schedule B hereto; provided, however, that
                                ----------
          PURCHASER hereby agrees to purchase, for delivery by December 31, 2000, such an additional quantity of Ericsson handsets from SELLER of such models and based on such unit price as set forth on Schedule C
                                                                   ----------
          hereto.

6.   Payment Terms.
     -------------

     6.1  Payment Terms for Initial Configuration. With respect to the Initial
          ---------------------------------------
          Configuration Equipment and Software, the payment terms for the net purchase price, together with the applicable taxes and delivery charges, will be as follows:

          (a) ****** of the net purchase price of the delivered Initial Configuration Equipment and Software upon delivery of such Initial Configuration Equipment and Software.

          (b) ****** of the net purchase price of delivered Initial Configuration Equipment and Software upon Acceptance of such Initial Configuration Equipment and Software.

          (c) The remaining balance, including the charges for Installation, of the net purchase price of the delivered Initial Configuration Equipment and Software upon placement In Stable Revenue Service of the market in which such Initial Configuration Equipment and Software are to be used. As used in this Section 6(c) of this Addendum, "In Stable Revenue Service," with respect to any Initial Configuration Equipment of Software (as the case may be), means the commercial use of such Equipment or Software, or a portion thereof, exclusive of operation for purposes of conducting Acceptance Tests, for a period of 30 days following the commencement of such commercial use thereof, during which time such Equipment or Software operates materially in accordance with the Specifications; provided that in Stable Revenue Service of such Equipment or Software shall be deemed to have occurred upon the expiration of such 30-day period (or any subsequent 30-day period commencing upon SELLER's written notification that the non-conformance of such Equipment or Software noted previously by PURCHASER has been corrected) unless PURCHASER provides SELLER with a written notification specifying the non-conformance of such Equipment or Software within such 30-day period (or any applicable subsequent 30-day period).

     6.2  Payment Terms for RBS Hardware and Software Expansions and New MSC
          ------------------------------------------------------------------
          Equipment. With respect to (i) any RBS Equipment ordered by PURCHASER
          ---------
          for any new Cell Site that is not part of the Initial Configuration, and (ii) new MSC Equipment, the payment terms for such Equipment will be as follows:



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


          (a) ****** of the purchase price (and the applicable installation charges, taxes and delivery charges) upon delivery of such RBS Equipment.

          (b) The remaining balance of the purchase price (and the applicable installation charges, taxes and delivery charges) upon Acceptance of such Equipment.

     6.3  Payment Terms for Other Items. Except as provided above in this
          -----------------------------
          Section 6, the payment terms set forth in the Acquisition Agreement shall apply to the purchases made by PURCHASER pursuant to this Addendum.


7.   Deferred Payment. With respect to the Initial Configuration, SELLER will
     ----------------
     provide PURCHASER with a one-time Deferred Payment Plan pursuant to which any amount due, but not paid, will thereafter bear an interest equal to 7% per annum, until paid; provided that (i) in no event will the total of such unpaid amount exceed $25,000,000; (ii) when and to the extent that the total of such unpaid amount exceeds $25,000,000, it will thereafter bear an interest equal to 1.5% per month, until paid; (iii) PURCHASER will pay to SELLER any and all such unpaid amount, together with the accrued interest, within nine months following the due date of such amount; and (iv) any unpaid amount (including the accrued interest thereof) will bear an interest equal to 1.5% per month after nine months from the due date of such amount, until paid. Notwithstanding the foregoing, to the extent the net purchase price of any of the Initial Configuration is not paid by PURCHASER to SELLER within thirty days following receipt of the final invoice thereof (which may be issued by SELLER upon the Initial Configuration being In Revenue service), such net purchase price, together with the interest then accrued thereon, will thereafter bear an interest equal to 1.5% per month, until paid.

8.   Regional Office. SELLER will utilize its MSC and RBS installation and test
     ---------------
     personnel from its Charlotte, N.C. office, supplemented with its support personnel from DT, Network Engineering, and Systems Integration, to provide PURCHASER with the technical, consulting and maintenance support and services, including without limitation, on-site support for critical acceptance testing, for PURCHASER's Phase 2 and Phase 3 buildout. SELLER will deploy (i) such SELLER resources dedicated to PURCHASER as set forth on Schedule D hereto, and (ii) such SELLER resources as set forth on
        ----------
     Schedule E hereto that may be shared with other SELLER customers, to
     ----------
     perform the services purchased by PURCHASER as part of the Initial Configuration in accordance with the schedule set forth on Schedule G. SELLER will establish a Regional Technical Assistance Center with engineers dedicated to the maintenance and support of PURCHASER's network at the location described on Schedule F hereto.
                           ----------

9.   Acceptance Testing and Acceptance.
     ---------------------------------

     9.1 Attached as Attachment J to the Acquisition Agreement are descriptions of acceptance testing ("Acceptance Tests") to be conducted, and deliverables related thereto (e.g. test results, inventory reports, Acceptance Certificates), regarding Installation of the Initial Configuration Equipment and Software (and, as applicable, regarding Installation of Equipment and Software added to the Initial Configuaration) to demonstrate that the Equipment and Software installed by SELLER will operate materially in accordance with the Specifications. Such Acceptance Tests shall include separate procedures for testing (i) Cell Site Configuration Installation and integration, (ii) MSC Configuration Installation and integration, and
          (iii) System radio frequency coverage and handoff parameters.



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requested with respect to the omitted portions.

9.2  (a)   SELLER shall notify PURCHASER as soon as it knows, but at least ten
     (10) days before, the date on which Acceptance Tests shall be conducted, provided that the Acceptance Tests shall be conducted on dates and times reasonably acceptable to PURCHASER. At the first practicable date thereafter, SELLER and PURCHASER shall each sign off on any pretest forms provided as part of the particular Acceptance Test being conducted. If PURCHASER or its nominee does not attend the Acceptance Tests, SELLER shall proceed with the tests and immediately forward the test results to PURCHASER.

     (b) If the Equipment, Software or the System, as a whole, comprising the Initial Configuration does not fulfill the requirements of the Acceptance Tests, SELLER shall, at its expense, correct the defects as soon as practicable, but in no event later than thirty days following SELLER's receipt of a written notice from PURCHASER specifying the defects. The Acceptance Tests (or so much of them as necessary) shall be recommenced immediately after such correction in accordance with this Section 9.

     (c) Upon the successful completion of any Acceptance Tests conducted by SELLER, SELLER shall submit to PURCHASER an Acceptance Certificate certifying (i) successful completion of the Acceptance Tests, (ii) the Equipment and Software, to that stage completed, have been installed in accordance with the requirements of this Addendum, subject to resolution of punch list items, and the RF services described in document W980025 dated January 30, 1998 in Attachment A to the Acquisition Agreement, and (iii) that the applicable Triton Market is ready to be placed In Revenue Service. PURCHASE shall acknowledge same by signing the Acceptance Certificate prior to the System (or System segment) being placed In Revenue Service. At such time, punch list items will be identified and the Equipment, Software or Installation covered by such certificate shall be deemed "Accepted" (i.e., "Acceptance" shall have occurred). Items may be added to the punch list by PURCHASER up to fifteen (15) days after Acceptance. Defects in components arising after Acceptance that are covered by paragraph 13.1(c) of the Acquisition Agreement shall not be considered punch list items. Upon resolution of punch list items by SELLER, SELLER shall submit to PURCHASER, and PURCHASER shall sign, a certificate verifying that no further punch list items remain unresolved. PURCHASER may conduct a trial test of the system prior to the Acceptance Tests, provided that no revenue is collected during the test period. In the event of any dispute as to the results of any Acceptance Tests, such dispute shall be resolved by a Third Party Engineer selected pursuant to paragraph 23.1 of the Acquisition Agreement.

     (d) Only service affecting deficiencies identified in Attachment J to the Acquisition Agreement, in conjunction with this Section 9, shall be grounds for delay of Acceptance of the System.

     (e) PURCHASER's use of any part of the Initial Configuration Equipment In Revenue Service prior to the Acceptance Date determined in accordance with subsection (c) of this Section 9, shall constitute Acceptance of such part of the Equipment, and the date PURCHASER first uses any item of Equipment In Revenue Service shall be the Acceptance Date for such item of Equipment. Equipment ordered for expansions to the Initial Configuration shall, for purposes of this Addendum or Article 13 of the Acquisition Agreement, be deemed to be Accepted by PURCHASER at time of delivery.

     9.3 Any required Acceptance Test for Professional Services or any other services purchased from SELLER shall be determined by mutual agreement of the parties hereto.

10.  Liquidation Damages.
     -------------------

     (a) If, and to the extent, due solely to the fault or negligence of SELLER, Installation and Acceptance of any Initial Configuration does not occur upon the schedule set forth on Schedule G (as such period
                                                   ----------
          may be extended pursuant to Section 10.2(a) and Article 16 of the Acquisition Agreement), PURCHASER shall be entitled to, and SELLER shall pay to PURCHASER, damages in accordance with this Section 10.

     (b) The parties agree that damages for delay are difficult to calculate accurately and, therefore, agree to fix as liquidated damages, and not as a penalty, an amount determined according to the table below.

                ------------------------------------
                  Weeks Late      Liquidated Damages
                                      Percentage
                ------------------------------------
                       1                ******
                ------------------------------------
                 2 and beyond      ****** per week
                ------------------------------------

          The amount of liquidated damages due and payable under this Section 10 shall be calculated by multiplying the applicable liquidated damages percentage, for each week of delay or fraction of a week, determined in accordance with the table above, by the aggregate of the total net purchase price, on a Network Element by Network Element basis and calculated in accordance with Schedule A hereto, of the Equipment and
                                        ----------
          Software, which comprise or are to comprise an Initial Configuration and which has not completed Acceptance Testing upon the date scheduled as set forth on Schedule F as a result of such delay. Except as
                          ----------
          otherwise set forth in Section 24.1 of the Acquisition Agreement, liquidated damages under this Section 10 shall be PURCHASER's exclusive remedy for any delay by SELLER in delivering and installing the Initial Configuration. Liquidated Damages shall accrue under this
          Section 10 until such time as the delay period has ended, and the Liquidated Damages that may accrue under this Section 10 shall be limited in amount to ****** of cost of the aggregate Network Element associated with, and resulting in, such delay. The parties agree that SELLER will pay all liquidated damages owed pursuant to this Section 10 in cash.

11.   Remedy for Breach of Warranty. The provisions of Article 13 of the
      -----------------------------
      Acquisition Agreement shall apply to the purchase made by PURCHASER under this Addendum, except that in the event of a breach of any of the warranties set forth in paragraphs 13.1(a) and 13.2 of the Acquisition Agreement, the following remedies will be available to PURCHASER:

      (a) In the event that (i) the Equipment or Software provided by SELLER to PURCHASER under this Addendum fails to materially conform with and perform the functions set forth in the Specifications or has any defect in material or



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requested with respect to the omitted portions.

        workmanship which impair service to subscribers, System performance, billing, administration or maintenance, and (ii) prior to the expiration of the applicable warranty period, PURCHASER provides SELLER with a written notification of such nonconformity or defect in material or workmanship, SELLER shall, at its election and expense, repair or replace any such defective Equipment or Software (as the case may be) as soon as practicable, but in no event later than thirty (30) days following SELLER's receipt of such written notification from PURCHASER. In the event that SELLER fails to cure such nonconformity or defect within such 30-day period, then PURCHASE shall have the following sole and exclusive remedy:

        (1) return the defective Equipment or Software (as the case may be) to SELLER for a full refund of the purchase price already paid by PURCHASER to SELLER for the defective Equipment or Software (as the case may be), in which event, upon receipt of the defective Equipment or Software (as the case may be), SELLER shall, as its sole and exclusive liability for its failure to cure the defective Equipment or Software (as the case may be) within the 30-day period, provide such full refund to PURCHASER; or

        (2) receive from SELLER the liquidated damages, and not as a penalty, an amount calculated as follows:

            (i) With respect to any Equipment or Software (other than a MSC switch) that has a non-conformity or defect which SELLER fails to cure within the 30-day cure period, the liquidated damages, for each week beyond the 30-day cure period until such non-conformity or defect is cured, will be equal to ********** of the net purchase price of such Equipment or Software; provided that the total amount of such liquidated damages shall not exceed the net purchase price of such Equipment or Software.

            (ii) With respect to any MSC switch that has a non-conformity or defect which SELLER fails to cure within the 30-day cure period, the liquidated damages, for each week beyond the 30-day cure period until such non-conformity or defect is cured, will be equal to ********** of the net purchase price of such MSC switch; provided that the total amount of such liquidated damages shall not exceed ********** of the net purchase price of such MSC switch.

        The parties agree that SELLER will pay all liquidated damages owed pursuant to this Section 11(a)(2) in cash.

        Unless PURCHASER returns to SELLER the subject defective Equipment or Software within thirty days following the expiration of the 30-day cure period, PURCHASER shall be deemed to have exercised its sole and exclusive remedy set forth in Section 11(a)(2) above.

12. Pricing for Additional RBS Equipment. During the Term of this Addendum,
    ------------------------------------
    PURCHASER may purchase from SELLER such additional Equipment and Software other than the Initial Configuration as PURCHASER may require from time to time, and,

--------------------------------------------------------------------------------





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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    unless otherwise mutually agreed in writing by the parties, the purchase price for the RBS hardware and software will be the lower of (i) the then current ATP price, or (ii) the applicable 1997 ATP price less the applicable discount(s) as follows:

    (a) For (1) new markets, and (2) additional Cell Sites that expand the geographic coverage of the then existing market:

        Year    Discount        MDF     Comments
        ----    --------        ---     --------

        1999    ***             **      Applies to order received in 1999 with
                                        delivery no later than the end of 4th
                                        quarter of 2001

        2000    ***             **      Applies to order received in 2000 with
                                        delivery no later than the end of 4th
                                        quarter of 2001

        2001    ***             **
        & later

    (b) For any expansion to the Initial Configuration:

        Year    Discount        MDF     Comments
        ----    --------        ---     --------

        1999    ***             **      Applies to order received in 1999 with
                                        delivery no later than the end of 4th
                                        quarter of 2000

        2000    ***             **
        & later

        For avoidance of doubt, "expansion" means the equipment added to the then existing market in already installed Cell Sites or any other modification to the footprint caused by traffic increase and not by coverage needs.

13. Delay Caused by PURCHASER. Any delay caused by PURCHASER shall entitle
    -------------------------
    SELLER to:

    (a) A day-to-day delay in performance of SELLER's obligations, or a longer adjustment if SELLER has reassigned Installation personnel or suspended deliveries of Equipment as a result of PURCHASER's delay; and

    (b) *********** of the price of Equipment delivered to the central storage site but which is unable to be installed due to such delay; and

    (c) If and to the extent that such delay lasts longer than thirty (30) days, reimbursement of (i) any reasonable out-of-pocket expenses incurred by SELLER (e.g., subcontractor labor charges, extra storage or delivery charges, etc.), (ii) salaries of SELLER's Installation personnel, and
        (iii) if applicable, capital costs on delayed Equipment resulting solely from PURCHASER's delay or the resumption of work following such delay; provided, however, that SELLER shall

--------------------------------------------------------------------------------



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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                use reasonable efforts to minimize such expenses by working around delays caused by PURCHASER.

14.     Assignment.  The parties may assign or transfer this Addendum to their
        ----------
        respective Affiliates, including without limitation, AT&T. PURCHASER may assign or transfer this Addendum to any person or entity that acquires, through merger, purchase or otherwise, all or substantially all of the assets of PURCHASER; provided that PURCHASER provides SELLER with an advance written notice prior to any such assignment or transfer. Neither party may otherwise assign this Addendum, or any part of its rights or obligations hereunder, without the other party's Consent.

15.     Notices.  Any Notice required under the Acquisition Agreement or this
        -------
        Addendum shall be given to the appropriate party at the following addresses:

                If to PURCHASER:

                Triton PCS Equipment Company L.L.C.
                375 Technology Drive
                Malvern, Pennsylvania 19355
                Attention: Chief Operating Officer

                and to those persons listed on Attachment F of the Acquisition Agreement, if any.

                If to SELLER:

                ERICSSON INC.
                740 E. Campbell Road
                Richardson, Texas 75081
                Attention: General Counsel

16.     Entire Agreement.  This Addendum, together with each schedule referred
        ----------------
        and attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of this Addendum and the provisions of the Acquisition of this Agreement, such conflict or inconsistency shall be resolved by giving precedence to the provisions of this Addendum.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the Addendum Date.

                                                TRITON PCS
ERICSSON INC.                                   EQUIPMENT COMPANY L.L.C.

By: /s/ B. Rosenberg                            By: /s/ Clyde Smith

Printed Name: Brian Rosenberg                   Printed Name: Clyde Smith

Title: Director of Business Operations          Title: Executive Vice President
                                                       and CTO

                                   SCHEDULE A

================================================================================
Phase                     Reference           ATP Price       Triton Price
--------------------------------------------------------------------------------
Myrtle Beach Changeout    Schedule A 1        $  *****          $  *****
Phase 2                   Schedule A 2        $  *****          $  *****
Phase 3                   Schedule A 3        $  *****          $  *****
Transceiver Expansion     Schedule A 4        $  *****          $  *****
--------------------------------------------------------------------------------
Contract Price                                $  *****          $  *****
--------------------------------------------------------------------------------
Less Market Development Fund                                    $  *****
--------------------------------------------------------------------------------
Less Additional Discount in lieu of financing                   $  *****
--------------------------------------------------------------------------------
Net Purchase Price                                              $  *****
================================================================================

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               SCHEDULE A 1 (MB)

------------------------------------------------------------------------------------------------------------------------
Product                                                         Reference      Triton Price   Qty   Ext Triton Price
------------------------------------------------------------------------------------------------------------------------
MSC2000 Hardware to replace Nortel                          Schedule A 1.1      $ *****         1    $ *****
Basic software fee to support current MB peak load          Schedule A 1.1      $ *****         1    $ *****
MSC software features (same as Greenville MSC)              Schedule A SW       $ *****         1    $ *****
Hardware for 35 RBS884 sites to replace Nortel sites.       Schedule A 1.2      $ *****         1    $ *****
Software for 35 RBS884 sites to replace Nortel sites.       Schedule A 1.2      $ *****         1    $ *****
Myrtle Beach Services                                       Schedule A 1.3      $ *****         1    $ *****
------------------------------------------------------------------------------------------------------------------------
Myrtle Beach Changeout                                                                               $ *****
------------------------------------------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               SCHEDULE A 2 (P2)

===================================================================================================================
Product                                                     Reference       Triton Price    Qty    Ext Triton Price
-------------------------------------------------------------------------------------------------------------------
MSC1
MSC2000 Hardware                                       Schedule A 2.1          $   *****      1          $    *****
MSC2000 Basic Software (Note 1)                        Schedule A 2.1          $   *****      1          $    *****
MSC2000 Software Features                              Schedule A SW           $   *****      1          $    *****
MSC2000 Implementation                                 Schedule A 2.1          $   *****      1          $    *****
MSC 0&M Support                                        Schedule A OM           $   *****      1          $    *****
-------------------------------------------------------------------------------------------------------------------
                                                                                                         $    *****
-------------------------------------------------------------------------------------------------------------------
MSC 2
MSC2000 Hardware (expand MB MSC)                       Schedule A 2.2          $   *****      1          $    *****
MSC2000 Basic Software (expand MB MSC) (Note 1)        Schedule A 2.2          $   *****      1          $    *****
MSC2000 Implementation (expand MB MSC)                 Schedule A 2.2          $   *****      1          $    *****
-------------------------------------------------------------------------------------------------------------------
                                                                                                         $    *****
-------------------------------------------------------------------------------------------------------------------

RBS
Hardware for RBS884 SCCS                               Schedule A SCCS         $   *****    289          $    *****
Power for RBS884 SCCS                                  Schedule A SCCS         $   *****    289          $    *****
Software for RBS884 SCCS                               Schedule A SCCS         $   *****    289          $    *****
RBS Spares                                                                     $   *****      1          $    *****
Implementation Services for SCCS                       Schedule A SCCS         $   *****    289          $    *****
-------------------------------------------------------------------------------------------------------------------
                                                                                                         $    *****
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total Phase 2                                                                                            $    *****
-------------------------------------------------------------------------------------------------------------------

Note 1: MSC Basic Software charged on a Simultaneous Call Capacity basis. Triton does not pay for capacity until required in the network.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               SCHEDULE A 3 (P3)

========================================================================================================================
Product                                                     Reference       Triton Price    Qty    Extended Triton Price
------------------------------------------------------------------------------------------------------------------------
MSC1 Expansion
MSC2000 Basic Software (Note 1)                        Schedule A 3.1          $   *****      1               $    *****
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $    *****
------------------------------------------------------------------------------------------------------------------------
MSC 2 Expansion
MSC2000 Basic Software (Note 1)                        Schedule A 3.2          $   *****      1               $    *****
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $    *****
------------------------------------------------------------------------------------------------------------------------
MSC3 New
MSC2000 Hardware                                       Schedule A 3.3          $   *****      1               $    *****
MSC2000 Basic Software (Note 1)                        Schedule A 3.3          $   *****      1               $    *****
MSC2000 Software Features                              Schedule A SW           $   *****      1               $    *****
MSC2000 Implementation                                 Schedule A 3.3          $   *****      1               $    *****
MSC 0&M Support                                        Schedule A OM           $   *****      1               $    *****
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $    *****
------------------------------------------------------------------------------------------------------------------------

RBS (note 2)
Hardware for RBS884 SCCS                               Schedule A SCCS         $   *****    211               $    *****
Power for RBS884 SCCS                                  Schedule A SCCS         $   *****    211               $    *****
Software for RBS884 SCCS                               Schedule A SCCS         $   *****    211               $    *****
RBS Spares                                                                     $   *****      1               $    *****
Implementation Services for SCCS                       Schedule A SCCS         $   *****    211               $    *****
------------------------------------------------------------------------------------------------------------------------
                                                                                                              $    *****
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Phase 2                                                                                                 $    *****
------------------------------------------------------------------------------------------------------------------------

Note 1: MSC Basic Software charged on a Simultaneous Call Capacity basis. Triton does not pay for capacity until required in the network.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              SCHEDULE A 4 (TRX)

------------------------------------------------------------------------------------------------------------------------
Part Number       Description                              Qty     ATP Price     Price     Ext ATP     Ext Triton
------------------------------------------------------------------------------------------------------------------------
RBS
KRC12103/3        TRX 30W 1900MHZ MACRO                   5000     $ *****      $ *****     $ *****     $ *****
RBS4003000        1900MHZ/BASIC/O&M SOFTWARE REV 1.0      5000     $ *****      $ *****     $ *****     $ *****
RBS4003002        1900MHZ/IS-136 TDMA-TRANSCEIVER         5000     $ *****      $ *****     $ *****     $ *****
------------------------------------------------------------------------------------------------------------------------
Total TRX Expansion                                                                         $ *****     $ *****
------------------------------------------------------------------------------------------------------------------------

Note 1: Assumes that Triton personnel will perform the expansion services.
Note 2: These 5000 Transceivers will be purchased by Triton for Phase 2 and Phase 3 markets.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule A 1.1

-----------------------------------------------------------------------------------------------------------------------------------
MISC 2 - PHASE 2                                                              LIST         ATP                TRITON       EXTD
PRODUCT         DESCRIPTION                                                   PRICE        PRICE      QTY     DISCOUNT     TRITON
-----------------------------------------------------------------------------------------------------------------------------------
MC              MSC 2000

MCA             BASIC SOFTWARE
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 103     Basic SW RTU Fee for MSC 2000, SCC 1-500                      $****        $****      500     **%          $****
FAB 125 104     Basic SW RTU Fee for MSC 2000, SCC 501-1000                   $****        $****              **%          $****
FAB 125 105     Basic SW RTU Fee for MSC 2000, SCC 1001-1500                  $****        $****              **%          $****
FAB 125 106     Basic SW RTU Fee for MSC 2000, SCC 1501-2000                  $****        $****              **%          $****
FAB 125 107     Basic SW RTU Fee for MSC 2000, SCC 2001-3500                  $****        $****              **%          $****
FAB 125 108     Basic SW RTU Fee for MSC 2000, SCC 3501-5000                  $****        $****              **%          $****
FAB 125 109     Basic SW RTU Fee for MSC 2000, SCC 5001-10000                 $****        $****              **%          $****
FAB 125 110     Basic SW RTU Fee for MSC 2000, SCC 10001-                     $****        $****              **%          $****

MCB             EASYPACK MSC CORE PART
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 112                                                              0    $****        $****        1     **%          $****
FAB 125 113     Core expansion 32K to 48K Group Switch                        $****        $****              **%          $****

MCC             EASYPACK MSC FLEXIBLE PART
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 117     Traffic cabinet T1 (MB Replacement)                           $****        $****        3     **%          $****
FAB 125 118     Digital cabinet (incl. int.Echo Can. & Transcoder) (MBrepla   $****        $****        4     **%          $****

MCF             EASYPACK MSC RAISED FLOOR
-----------------------------------------------------------------------------------------------------------------------------------
MCF006          40.6 m2 Raised floor (height 400mm)                           $****        $****              **%          $****
MCF007          40.6 m2 Earth quake proof raised floor (height 400mm)         $****        $****        1     **%          $****

MCH             LZPACK INSTALLMATERIALKITS W/CABLES
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 114     25 m Power cables for MSC 2000 Core                           $****        $****        1     **%          $****
FAB 125 115     25 m Power cables for MSC 2000 Core expansion                 $****        $****              **%          $****
FAB 125 173     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.02)     $****        $****        1     **%          $****
FAB 125 174     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.09)     $****        $****        1     **%          $****
FAB 125 175     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.11)     $****        $****        1     **%          $****
FAB 125 176     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.13)     $****        $****              **%          $****
FAB 125 177     Inst.Mtrls.&Cables for Traffic cabinet T1(120 Ohm,pos.28)     $****        $****              **%          $****
FAB 125 178     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.26)     $****        $****              **%          $****
FAB 125 179     25 m Power cables, Traffic cabinet-T1 pos.07                  $****        $****        1     **%          $****
FAB 125 180     25 m Power cables, Traffic cabinet-T1 pos.09                  $****        $****        1     **%          $****
FAB 125 181     25 m Power cables, Traffic cabinet-T1 pos.11                  $****        $****        1     **%          $****
FAB 125 182     25 m Power cables, Traffic cabinet-T1 pos.13                  $****        $****              **%          $****
FAB 125 183     25 m Power cables, Traffic cabinet-T1 pos. 28                 $****        $****              **%          $****
FAB 125 184     25 m Power cables, Traffic cabinet-T1 pos.26                  $****        $****              **%          $****
FAB 125 185     Inst. Mtrls. and cables for Digital cabinet pos. 06           $****        $****        1     **%          $****
FAB 125 186     Inst. Mtrls. and cables for Digital cabinet pos. 08           $****        $****        1     **%          $****
FAB 125 187     Inst. Mtrls. and cables for Digital cabinet pos. 10           $****        $****        1     **%          $****
FAB 125 188     Inst. Mtrls. and cables for Digital cabinet pos. 12           $****        $****        1     **%          $****
FAB 125 189     Inst. Mtrls. and cables for Digital cabinet pos. 30           $****        $****              **%          $****
FAB 125 190     Inst. Mtrls. and cables for Digital cabinet pos. 31           $****        $****              **%          $****
FAB 125 191     Inst. Mtrls. and cables for Digital cabinet pos. 32           $****        $****              **%          $****
FAB 125 192     Inst. Mtrls. and cables for Digital cabinet pos. 33           $****        $****              **%          $****
FAB 125 193     Inst. Mtrls. and cables for Digital cabinet pos. 34           $****        $****              **%          $****
FAB 125 194     Inst. Mtrls. and cables for Digital cabinet pos. 35           $****        $****              **%          $****
FAB 125 195     25 m Power cables, Digital cabinet pos. 06                    $****        $****        1     **%          $****
FAB 125 196     25 m Power cables, Digital cabinet pos. 08                    $****        $****        1     **%          $****
FAB 125 197     25 m Power cables, Digital cabinet pos. 10                    $****        $****        1     **%          $****
FAB 125 198     25 m Power cables, Digital cabinet pos. 12                    $****        $****        1     **%          $****
FAB 125 199     25 m Power cables, Digital cabinet pos. 30                    $****        $****        1     **%          $****
FAB 125 200     25 m Power cables, Digital cabinet pos. 31                    $****        $****              **%          $****
FAB 125 201     25 m Power cables, Digital cabinet pos. 32                    $****        $****              **%          $****
FAB 125 202     25 m Power cables, Digital cabinet pos. 33                    $****        $****              **%          $****
FAB 125 203     25 m Power cables, Digital cabinet pos. 34                    $****        $****              **%          $****
FAB 125 204     25 m Power cables, Digital cabinet pos. 35                    $****        $****              **%          $****
FAB 125 205     Inst. Mtrls. and cables for DTI cabinet pos. 29               $****        $****              **%          $****
FAB 125 206     25 m Power cables, DTI cabinet pos. 29                        $****        $****              **%          $****
FAB 125 207     Inst. Mtrls. and cables for CSR                               $****        $****              **%          $****
FAB 125 208     25 m Power cables for CSR                                     $****        $****              **%          $****
FAB 125 209     Inst. Mtrls. and cables for KRD                               $****        $****              **%          $****
FAB 125 210     25 m Power cables for KRD                                     $****        $****              **%          $****
FAB 125 243     Earthquake proof kit, MSC 2000 core                           $****        $****        1     **%          $****
FAB 125 244     Earthquake proof kit for BYB 501 cabinet                      $****        $****       11     **%          $****

MCI             SPARE PARTS
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 215     On-site spare board kit, MSC 2000, digital, u-law             $****        $****        1     **%          $****

MCJ             DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 219     CMS88 V4 Ref3 O&M-Mod, D-Mod,F-Mod for MSC & HLR              $****        $****        1     **%          $****
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           Hardware                        $****
                                                                                           Software                        $****
                                                                                           Implementation                  $****
                                                                                           Total                           $****
                                                                                           ----------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                SCHEDULE A 1.2


Myrtle Beach Cell-site Hardware and Software
Ericsson will replace each of the existing 35 Nortel radio base stations in Myrtle Beach with a comparable Ericsson RBS884 radio base station. The pricing is based upon the following understanding of the existing Myrtle Beach market:

-----------------------------------
Total Number of Sites            35
-----------------------------------
# of Nortel Analog Radios       809
-----------------------------------
# of Nortel Analog/CDPD Radios   68
-----------------------------------
# of Nortel Analog/TDMA Radios    3
-----------------------------------
# of Nortel TDMA Radios          26
-----------------------------------

The Analog/TDMA Radios will be replaced with Ericsson TDMA Radios. If it is discovered that the quantities and/or configurations are significantly different, then Ericsson and Triton shall revisit the pricing of the Radio Base Stations.

                                SCHEDULE A 1.3


Myrtle Beach Services

--------------------------------------------------------------------------------------
RF Engineering Services         Antenna System Configuration Audit
--------------------------------------------------------------------------------------
                                Radio Network Design Assessment
--------------------------------------------------------------------------------------
                                Radio Network Design Implementation
--------------------------------------------------------------------------------------
                                Radio Network Initial Tuning
--------------------------------------------------------------------------------------
                                Cell Design Data Generation
--------------------------------------------------------------------------------------
Network Engineering Services    Transmission Interconnect Design for MSC
--------------------------------------------------------------------------------------
                                Transmission Interconnect Design for RBS sites
--------------------------------------------------------------------------------------
                                Cutover Coordination
--------------------------------------------------------------------------------------
                                Signalling Network Design
--------------------------------------------------------------------------------------
                                Transmission Installation Specifications for MSC
--------------------------------------------------------------------------------------
                                Transmission Installation Specifications for RBS sites
--------------------------------------------------------------------------------------
                                Voice Trunk Network Design
--------------------------------------------------------------------------------------
RBS Implementation Services     Power and Grounding Audit
--------------------------------------------------------------------------------------
                                Data Transcript
--------------------------------------------------------------------------------------
                                RBS Site Engineering
--------------------------------------------------------------------------------------
                                RBS Installation and Commissioning
--------------------------------------------------------------------------------------
                                De-Installation of Nortel RBS Equipment
--------------------------------------------------------------------------------------
MSC Implementation Services     Power and Grounding Audit
--------------------------------------------------------------------------------------
                                MSC2000 Site Engineering
--------------------------------------------------------------------------------------
                                MSC2000 Data Transcript
--------------------------------------------------------------------------------------
                                MSC2000 Installation and Commissioning
--------------------------------------------------------------------------------------
                                De-Installation of Nortel MSC
--------------------------------------------------------------------------------------

                                Schedule A. 2.1

MSC 1 - PHASE 2                                                              LIST         ATP                 TRITON       EXT
PRODUCT#        DESCRIPTION                                                  PRICE       PRICE        QTY      DISC.      TRITON
------------------------------------------------------------------------------------------------------------------------------------
MC              MSC 2000
------------------------------------------------------------------------------------------------------------------------------------
MCA             BASIC SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
FAB 125 103     Basic SW RTU Fee for MSC 2000, SCC 1-500                     $****       $****        500       **%       $****
FAB 125 104     Basic SW RTU Fee for MSC 2000, SCC 501-1000                  $****       $****        500       **%       $****
FAB 125 105     Basic SW RTU Fee for MSC 2000, SCC 1001-1500                 $****       $****        109       **%       $****
FAB 125 106     Basic SW RTU Fee for MSC 2000, SCC 1501-2000                 $****       $****          0       **%       $****
FAB 125 107     Basic SW RTU Fee for MSC 2000, SCC 2001-3500                 $****       $****          0       **%       $****
FAB 125 108     Basic SW RTU Fee for MSC 2000, SCC 3501-5000                 $****       $****                  **%       $****
FAB 125 109     Basic SW RTU Fee for MSC 2000, SCC 5001-10000                $****       $****                  **%       $****
FAB 125 110     Basic SW RTU Fee for MSC 2000, SCC 10001-                    $****       $****                  **%       $****

MCB             EASYPACK MSC CORE PART
------------------------------------------------------------------------------------------------------------------------------------
FAB 125 112     MSC2000 Core                                                 $****       $****          1       **%       $****
FAB 125 113     Core expansion 32K to 48K Group Switch                       $****       $****          0       **%       $****

MCC             EASYPACK MSC FLEXIBLE PART
------------------------------------------------------------------------------------------------------------------------------------
FAB 125 117     Traffic cabinet T1                                           $****       $****          4       **%       $****
FAB 125 118     Digital cabinet (incl. Int. Echo Can. & Transcoder)          $****       $****          5       **%       $****

MCH             EASYPACK MSC RAISED FLOOR
------------------------------------------------------------------------------------------------------------------------------------
MCF005          40.6 m2 Raised floor (height 400 mm)                         $****       $****                  **%       $****
MCF007          40.6 m2 Earth quake proof raised floor (height 400 mm)       $****       $****          1       **%       $****

MCH             EZPACK INSTALLMATERIALKITS w/CABLES
------------------------------------------------------------------------------------------------------------------------------------
FAB 125 114     25 m Power cables for MSC 2000 Core                          $****       $****          1       **%        $****
FAB 125 115     25 m Power cables for MSC 2000 Core expansion                $****       $****          0       **%        $****
FAB 125 173     Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.07)    $****       $****          1       **%        $****
FAB 125 174     Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.09)    $****       $****          1       **%        $****
FAB 125 175     Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.11)    $****       $****          1       **%        $****
FAB 125 176     Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.13)    $****       $****          1       **%        $****
FAB 125 177     Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.28)    $****       $****                  **%        $****
FAB 125 178     Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.26)    $****       $****                  **%        $****
FAB 125 179     25 m Power cables, Traffic cabinet-T1 pos.07                 $****       $****          1       **%        $****
FAB 125 180     25 m Power cables, Traffic cabinet-T1 pos.09                 $****       $****          1       **%        $****
FAB 125 181     25 m Power cables, Traffic cabinet-T1 pos.11                 $****       $****          1       **%        $****
FAB 125 182     25 m Power cables, Traffic cabinet-T1 pos.13                 $****       $****          1       **%        $****
FAB 125 183     25 m Power cables, Traffic cabinet-T1 pos.28                 $****       $****                  **%        $****
FAB 125 184     25 m Power cables, Traffic cabinet-T1 pos.26                 $****       $****                  **%        $****
FAB 125 185     Inst. Mtrls. and cables for Digital cabinet pos. 06          $****       $****          1       **%        $****
FAB 125 186     Inst. Mtrls. and cables for Digital cabinet pos. 08          $****       $****          1       **%        $****
FAB 125 187     Inst. Mtrls. and cables for Digital cabinet pos. 10          $****       $****          1       **%        $****
FAB 125 188     Inst. Mtrls. and cables for Digital cabinet pos. 12          $****       $****          1       **%        $****
FAB 125 189     Inst. Mtrls. and cables for Digital cabinet pos. 30          $****       $****          1       **%        $****
FAB 125 190     Inst. Mtrls. and cables for Digital cabinet pos. 31          $****       $****          0       **%        $****
FAB 125 191     Inst. Mtrls. and cables for Digital cabinet pos. 32          $****       $****          0       **%        $****
FAB 125 192     Inst. Mtrls. and cables for Digital cabinet pos. 33          $****       $****          0       **%        $****
FAB 125 193     Inst. Mtrls. and cables for Digital cabinet pos. 34          $****       $****                  **%        $****
FAB 125 194     Inst. Mtrls. and cables for Digital cabinet pos. 35          $****       $****                  **%        $****
FAB 125 195     25 m Power cables, Digital cabinet pos. 06                   $****       $****          1       **%        $****
FAB 125 196     25 m Power cables, Digital cabinet pos. 08                   $****       $****          1       **%        $****
FAB 125 197     25 m Power cables, Digital cabinet pos. 10                   $****       $****          1       **%        $****
FAB 125 198     25 m Power cables, Digital cabinet pos. 12                   $****       $****          1       **%        $****
FAB 125 199     25 m Power cables, Digital cabinet pos. 30                   $****       $****          1       **%        $****
FAB 125 200     25 m Power cables, Digital cabinet pos. 31                   $****       $****          0       **%        $****
FAB 125 201     25 m Power cables, Digital cabinet pos. 32                   $****       $****          0       **%        $****
FAB 125 202     25 m Power cables, Digital cabinet pos. 33                   $****       $****          0       **%        $****
FAB 125 203     25 m Power cables, Digital cabinet pos. 34                   $****       $****                  **%        $****
FAB 125 204     25 m Power cables, Digital cabinet pos. 35                   $****       $****                  **%        $****
FAB 125 205     Inst. Mtrls. and cables for DTI cabinet pos. 29              $****       $****                  **%        $****
FAB 125 206     25 m Power cables, DTI cabinet pos. 29                       $****       $****                  **%        $****
FAB 125 207     Inst. Mtrls. and cables for CSR                              $****       $****                  **%        $****
FAB 125 208     25 m Power cables for CSR                                    $****       $****                  **%        $****
FAB 125 209     Inst. Mtrls. and cables for KRD                              $****       $****                  **%        $****
FAB 125 210     25 m Power cables for KRD                                    $****       $****                  **%        $****
FAB 125 243     Earthquake proof kit, MSC 2000 core                          $****       $****          1       **%        $****
FAB 125 244     Earthquake proof kit for BYB 501 cabinet                     $****       $****          9       **%        $****

MCJ             SPARE PARTS
------------------------------------------------------------------------------------------------------------------------------------
FAB 125 215     On-site spare board kit, MSC 2000, digital, u-law            $****       $****          1       **%        $****

MCJ             DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
FAB 125 219     CMS88 V4 Ref3 O&M-Mod, D-Mod, F-Mod for MSC & HLR            $****       $****          1       **%        $****
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Hardware                          $****
                                                                                         Software                          $****
                                                                                         Implementation                    $****
                                                                                         Total                             $****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule A 2.2

-----------------------------------------------------------------------------------------------------------------------------------
MISC 2 - PHASE 2                                                              LIST         ATP                TRITON       EXTD
PRODUCT         DESCRIPTION                                                   PRICE        PRICE      QTY     DISCOUNT     TRITON
-----------------------------------------------------------------------------------------------------------------------------------
MC              MSC 2000

MCA             BASIC SOFTWARE
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 103     Basic SW RTU Fee for MSC 2000, SCC 1-500                      $****        $****        0     **%          $****
FAB 125 104     Basic SW RTU Fee for MSC 2000, SCC 501-1000                   $****        $****       67     **%          $****
FAB 125 105     Basic SW RTU Fee for MSC 2000, SCC 1001-1500                  $****        $****              **%          $****
FAB 125 106     Basic SW RTU Fee for MSC 2000, SCC 1501-2000                  $****        $****              **%          $****
FAB 125 107     Basic SW RTU Fee for MSC 2000, SCC 2001-3500                  $****        $****              **%          $****
FAB 125 108     Basic SW RTU Fee for MSC 2000, SCC 3501-5000                  $****        $****              **%          $****
FAB 125 109     Basic SW RTU Fee for MSC 2000, SCC 5001-10000                 $****        $****              **%          $****
FAB 125 110     Basic SW RTU Fee for MSC 2000, SCC 10001-                     $****        $****              **%          $****

MCB             EASYPACK MSC CORE PART
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 112                                                              0    $****        $****        0     **%          $****
FAB 125 113     Core expansion 32K to 48K Group Switch                        $****        $****        1     **%          $****

MCC             EASYPACK MSC FLEXIBLE PART
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 117     Traffic cabinet T1 (MB Replacement)                           $****        $****        0     **%          $****
                Traffic cabinet T1 (P2 Expansion)                             $****        $****        2     **%          $****
FAB 125 118     Digital cabinet (incl. int.Echo Can. & Transcoder) (MBrepla   $****        $****        0     **%          $****
                Digital cabinet (incl. Int.Echo Can. & Transcoder) (P2 Exp)   $****        $****        2     **%          $****

MCF             EASYPACK MSC RAISED FLOOR
-----------------------------------------------------------------------------------------------------------------------------------
MCF005          40.6 m2 Raised floor (height 400mm)                           $****        $****              **%          $****
MCF007          40.6 m2 Earth quake proof raised floor (height 400mm)         $****        $****        0     **%          $****

MCH             EZPACK INSTALLMATERIALKITS W/CABLES
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 114     25 m Power cables for MSC 2000 Core                           $****        $****        0     **%          $****
FAB 125 115     25 m Power cables for MSC 2000 Core expansion                 $****        $****        0     **%          $****
FAB 125 173     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.07)     $****        $****        0     **%          $****
FAB 125 174     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.09)     $****        $****        0     **%          $****
FAB 125 175     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.11)     $****        $****        0     **%          $****
FAB 125 176     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.13)     $****        $****        1     **%          $****
FAB 125 177     Inst.Mtrls.&Cables for Traffic cabinet T1(120 Ohm,pos.28)     $****        $****        1     **%          $****
FAB 125 178     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.26)     $****        $****              **%          $****
FAB 125 179     25 m Power cables, Traffic cabinet-T1 pos.07                  $****        $****        0     **%          $****
FAB 125 180     25 m Power cables, Traffic cabinet-T1 pos.09                  $****        $****        0     **%          $****
FAB 125 181     25 m Power cables, Traffic cabinet-T1 pos.11                  $****        $****        0     **%          $****
FAB 125 182     25 m Power cables, Traffic cabinet-T1 pos.13                  $****        $****        1     **%          $****
FAB 125 183     25 m Power cables, Traffic cabinet-T1 pos. 28                 $****        $****        1     **%          $****
FAB 125 184     25 m Power cables, Traffic cabinet-T1 pos.26                  $****        $****              **%          $****
FAB 125 185     Inst. Mtrls. and cables for Digital cabinet pos. 06           $****        $****        0     **%          $****
FAB 125 186     Inst. Mtrls. and cables for Digital cabinet pos. 08           $****        $****        0     **%          $****
FAB 125 187     Inst. Mtrls. and cables for Digital cabinet pos. 10           $****        $****        0     **%          $****
FAB 125 188     Inst. Mtrls. and cables for Digital cabinet pos. 12           $****        $****        0     **%          $****
FAB 125 189     Inst. Mtrls. and cables for Digital cabinet pos. 30           $****        $****        1     **%          $****
FAB 125 190     Inst. Mtrls. and cables for Digital cabinet pos. 31           $****        $****        1     **%          $****
FAB 125 191     Inst. Mtrls. and cables for Digital cabinet pos. 32           $****        $****        0     **%          $****
FAB 125 192     Inst. Mtrls. and cables for Digital cabinet pos. 33           $****        $****              **%          $****
FAB 125 193     Inst. Mtrls. and cables for Digital cabinet pos. 34           $****        $****              **%          $****
FAB 125 194     Inst. Mtrls. and cables for Digital cabinet pos. 35           $****        $****              **%          $****
FAB 125 195     25 m Power cables, Digital cabinet pos. 06                    $****        $****        0     **%          $****
FAB 125 196     25 m Power cables, Digital cabinet pos. 08                    $****        $****        0     **%          $****
FAB 125 197     25 m Power cables, Digital cabinet pos. 10                    $****        $****        0     **%          $****
FAB 125 198     25 m Power cables, Digital cabinet pos. 12                    $****        $****        0     **%          $****
FAB 125 199     25 m Power cables, Digital cabinet pos. 30                    $****        $****        0     **%          $****
FAB 125 200     25 m Power cables, Digital cabinet pos. 31                    $****        $****        0     **%          $****
FAB 125 201     25 m Power cables, Digital cabinet pos. 32                    $****        $****        0     **%          $****
FAB 125 202     25 m Power cables, Digital cabinet pos. 33                    $****        $****              **%          $****
FAB 125 203     25 m Power cables, Digital cabinet pos. 34                    $****        $****              **%          $****
FAB 125 204     25 m Power cables, Digital cabinet pos. 35                    $****        $****              **%          $****
FAB 125 205     Inst. Mtrls. and cables for DTI cabinet pos. 29               $****        $****              **%          $****
FAB 125 206     25 m Power cables, DTI cabinet pos. 29                        $****        $****              **%          $****
FAB 125 207     Inst. Mtrls. and cables for CSR                               $****        $****              **%          $****
FAB 125 208     25 m Power cables for CSR                                     $****        $****              **%          $****
FAB 125 209     Inst. Mtrls. and cables for KRD                               $****        $****              **%          $****
FAB 125 210     25 m Power cables for KRD                                     $****        $****              **%          $****
FAB 125 243     Earthquake proof kit, MSC 2000 core                           $****        $****        0     **%          $****
FAB 125 244     Earthquake proof kit for BYB 501 cabinet                      $****        $****        0     **%          $****

MCI             SPARE PARTS
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 215     On-site spare board kit, MSC 2000, digital, u-law             $****        $****        0     **%          $****

MCJ             DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
FAB 125 219     CMS88 V4 Ref3 O&M-Mod, D-Mod,F-Mod for MSC & HLR              $****        $****        0     **%          $****
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           Hardware                        $****
                                                                                           Software                        $****
                                                                                           Implementation                  $****
                                                                                           Total                           $****
                                                                                           ----------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule A 3.1

MSC 1 - PHASE 3                                                          LIST    ATP               TRITON   EXTD
PRODUCT #    DESCRIPTION                                                 PRICE   PRICE     QTY     DISC.    TRITON
------------------------------------------------------------------------------------------------------------------
MC          MCS 2000                                                     $****   $****               **%    $****
------------------------------------------------------------------------------------------------------------------
MCA         BASIC SOFTWARE
------------------------------------------------------------------------------------------------------------------
FAB 125 103  Basic SW RTU Fee for MSC 2000, SCC 1-500                    $****   $****               **%    $****
FAB 125 104  Basic SW RTU Fee for MSC 2000, SCC 501-1000                 $****   $****               **%    $****
FAB 125 105  Basic SW RTU Fee for MSC 2000, SCC 1001-1500                $****   $****     391       **%    $****
FAB 125 106  Basic SW RTU Fee for MSC 2000, SCC 1501-2000                $****   $****     500       **%    $****
FAB 125 107  Basic SW RTU Fee for MSC 2000, SCC 2001-3500                $****   $****     510       **%    $****
FAB 125 108  Basic SW RTU Fee for MSC 2000, SCC 3501-5000                $****   $****               **%    $****
FAB 125 109  Basic SW RTU Fee for MSC 2000, SCC 5001-10000               $****   $****               **%    $****
FAB 125 110  Basic SW RTU Fee for MSC 2000, SCC 10000-                   $****   $****               **%    $****
------------------------------------------------------------------------------------------------------------------
MCB          EASYPACK MSC CORE PART
------------------------------------------------------------------------------------------------------------------
FAB 125 112                                              0               $****   $****               **%    $****
FAB 125 113  Core expansion 32K to 48K Group Switch                      $****   $****               **%    $****
------------------------------------------------------------------------------------------------------------------
MCC          EASYPACK MSC FLEXIBLE PART
------------------------------------------------------------------------------------------------------------------
FAB 125 117  Traffic cabinet T1                                          $****   $****       0       **%    $****
FAB 125 118  Digital cabinet (incl. IntEcho Can. & Transcoder)           $****   $****       0       **%    $****
------------------------------------------------------------------------------------------------------------------
MCF          EASYPACK MSC RAISED FLOOR
------------------------------------------------------------------------------------------------------------------
MCF005       40.6 m2 Raised floor (height 400 mm)                        $****   $****               **%    $****
MCF007       40.6 m2 Earth quake proof raised floor (height 400mm)       $****   $****               **%    $****
------------------------------------------------------------------------------------------------------------------
MCH          EZPACK INSTALLMATERIALKITS w/CABLES
------------------------------------------------------------------------------------------------------------------
FAB 125 114  25 m Power cables for MSC 2000 Core                         $****   $****               **%    $****
FAB 125 115  25 m Power cables for MSC 2000 Core expansion               $****   $****               **%    $****
FAB 125 173  Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.07)   $****   $****               **%    $****
FAB 125 174  Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.09)   $****   $****               **%    $****
FAB 125 175  Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.11)   $****   $****               **%    $****
FAB 125 176  Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.13)   $****   $****               **%    $****
FAB 125 177  Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.28)   $****   $****       0       **%    $****
FAB 125 178  Inst.Mtrls.&cables for Traffic cabinet-T1(120 Ohm,pos.26)   $****   $****               **%    $****
FAB 125 179  25 m Power cables. Traffic cabinet-T1 pos.07                $****   $****               **%    $****
FAB 125 180  25 m Power cables. Traffic cabinet-T1 pos.09                $****   $****               **%    $****
FAB 125 181  25 m Power cables. Traffic cabinet-T1 pos.11                $****   $****               **%    $****
FAB 125 182  25 m Power cables. Traffic cabinet-T1 pos.13                $****   $****               **%    $****
FAB 125 183  25 m Power cables. Traffic cabinet-T1 pos.28                $****   $****       0       **%    $****
FAB 125 184  25 m Power cables. Traffic cabinet-T1 pos.26                $****   $****               **%    $****
FAB 125 185  Inst. Mtrls. and cables for Digital cabinet pos. 06         $****   $****               **%    $****
FAB 125 186  Inst. Mtrls. and cables for Digital cabinet pos. 08         $****   $****               **%    $****
FAB 125 187  Inst. Mtrls. and cables for Digital cabinet pos. 10         $****   $****               **%    $****
FAB 125 188  Inst. Mtrls. and cables for Digital cabinet pos. 12         $****   $****               **%    $****
FAB 125 189  Inst. Mtrls. and cables for Digital cabinet pos. 30         $****   $****               **%    $****
FAB 125 190  Inst. Mtrls. and cables for Digital cabinet pos. 31         $****   $****               **%    $****
FAB 125 191  Inst. Mtrls. and cables for Digital cabinet pos. 32         $****   $****               **%    $****
FAB 125 192  Inst. Mtrls. and cables for Digital cabinet pos. 33         $****   $****               **%    $****
FAB 125 193  Inst. Mtrls. and cables for Digital cabinet pos. 34         $****   $****       0       **%    $****
FAB 125 194  Inst. Mtrls. and cables for Digital cabinet pos. 35         $****   $****               **%    $****
FAB 125 195  25 m Power cables. Digital cabinet pos. 06                  $****   $****               **%    $****
FAB 125 196  25 m Power cables. Digital cabinet pos. 08                  $****   $****               **%    $****
FAB 125 197  25 m Power cables. Digital cabinet pos. 10                  $****   $****               **%    $****
FAB 125 198  25 m Power cables. Digital cabinet pos. 12                  $****   $****               **%    $****
FAB 125 199  25 m Power cables. Digital cabinet pos. 30                  $****   $****               **%    $****
FAB 125 200  25 m Power cables. Digital cabinet pos. 31                  $****   $****               **%    $****
FAB 125 201  25 m Power cables. Digital cabinet pos. 32                  $****   $****               **%    $****
FAB 125 202  25 m Power cables. Digital cabinet pos. 33                  $****   $****               **%    $****
FAB 125 203  25 m Power cables. Digital cabinet pos. 34                  $****   $****       0       **%    $****
FAB 125 204  25 m Power cables. Digital cabinet pos. 35                  $****   $****               **%    $****
FAB 125 205  Inst. Mtrls. and cables for DTI cabinet pos. 29             $****   $****               **%    $****
FAB 125 206  25 m Power cables, DTI cabinet pos. 29                      $****   $****               **%    $****
FAB 125 207  Inst. Mtrls. and cables for CSR                             $****   $****               **%    $****
FAB 125 208  25 m Power cables for CSR                                   $****   $****               **%    $****
FAB 125 209  Inst. Mtrls. and cables for KRD                             $****   $****               **%    $****
FAB 125 210  25 m Power cables for KRD                                   $****   $****               **%    $****
FAB 125 243  Earthquake proof kit, MSC 2000 core                         $****   $****               **%    $****
FAB 125 244  Earthquake proof kit for BYB 501 cabinet                    $****   $****       0       **%    $****
------------------------------------------------------------------------------------------------------------------
MCI          SPARE PARTS
------------------------------------------------------------------------------------------------------------------
FAB 125 215  On-site spare board kit. MSC 2000, digital, u-law           $****   $****               **%    $****
------------------------------------------------------------------------------------------------------------------
MCJ          DOCUMENTATION
------------------------------------------------------------------------------------------------------------------
FAB 125 219  CMS88 V4 Ref3 O&M-MOD.D-Mod.F-Mod for MSC & HLR             $****   $****               **%    $****
------------------------------------------------------------------------------------------------------------------
                                                                                 Hardware                   $****
                                                                                 Software                   $****
                                                                                 Implementation             $****
                                                                                 Total                      $****
------------------------------------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule A 3.2

--------------------------------------------------------------------------------------------------------------------------
MSC 2 - PHASE 3                                                               LIST     ATP              TRITON    EXTD
Product#      Description                                                     PRICE    PRICE    QTY     DISC.     TRITON
--------------------------------------------------------------------------------------------------------------------------
MC            MSC 2000
----------------------------------------------------------------------------
MCA           BASIC SOFTWARE
----------------------------------------------------------------------------
FAB 125 103   Basic SW RTU Fee for MSC 2000, SCC 1-500                        $**     $**                **%      $**
FAB 125 104   Basic SW RTU Fee for MSC 2000, SCC 501-1000                     $**     $**       433      **%      $**
FAB 125 105   Basic SW RTU Fee for MSC 2000, SCC 1001-1500                    $**     $**       254      **%      $**
FAB 125 106   Basic SW RTU Fee for MSC 2000, SCC 1501-2000                    $**     $**                **%      $**
FAB 125 107   Basic SW RTU Fee for MSC 2000, SCC 2001-3500                    $**     $**                **%      $**
FAB 125 108   Basic SW RTU Fee for MSC 2000, SCC 3501-5000                    $**     $**                **%      $**
FAB 125 109   Basic SW RTU Fee for MSC 2000, SCC 5001-10000                   $**     $**                **%      $**
FAB 125 110   Basic SW RTU Fee for MSC 2000, SCC 10001-                       $**     $**                **%      $**
----------------------------------------------------------------------------
MCB           EASYPACK MSC CORE PART
----------------------------------------------------------------------------
FAB 125 112                                                               0   $**     $**                **%      $**
FAB 125 113   Core expansion 32K to 48K Group Switch                          $**     $**                **%      $**
----------------------------------------------------------------------------
MCC           EASYPACK MSC FLEXIBLE PART
----------------------------------------------------------------------------
FAB 125 117   Traffic cabinet T1                                              $**     $**        0       **%      $**
FAB 125 118   Digital cabinet (incl. Int. Echo Can. & Transcoder)             $**     $**        0       **%      $**
----------------------------------------------------------------------------
MCF           EASYPACK MSC RAISED FLOOR
----------------------------------------------------------------------------
MCF005        40.6 m2 Raised floor (height 400 mm)                            $**     $**                **%      $**
MCF007        40.6 m2 Earth quake proof raised floor (height 400mm)           $**     $**                **%      $**
----------------------------------------------------------------------------
MCH           EZPACK INSTALL MATERIAL KITS w/CABLES
----------------------------------------------------------------------------
FAB 125 114   25 m Power cables for MSC 2000 Core                             $**     $**                **%      $**
FAB 125 115   25 m Power cables for MSC 2000 Core expansion                   $**     $**                **%      $**
FAB 125 173   Inst. Mtrls. & cables for Traffic cabinet T1(120 Ohm.pos.07)    $**     $**                **%      $**
FAB 125 174   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.09)    $**     $**                **%      $**
FAB 125 175   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.11)    $**     $**                **%      $**
FAB 125 176   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.13)    $**     $**                **%      $**
FAB 125 177   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.28)    $**     $**                **%      $**
FAB 125 178   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.26)    $**     $**        0       **%      $**
FAB 125 179   25 m Power cables, Traffic cabinet-T1 pos. 07                   $**     $**                **%      $**
FAB 125 180   25 m Power cables, Traffic cabinet-T1 pos. 09                   $**     $**                **%      $**
FAB 125 181   25 m Power cables, Traffic cabinet-T1 pos. 11                   $**     $**                **%      $**
FAB 125 182   25 m Power cables, Traffic cabinet-T1 pos. 13                   $**     $**                **%      $**
FAB 125 183   25 m Power cables, Traffic cabinet-T1 pos. 28                   $**     $**                **%      $**
FAB 125 184   25 m Power cables, Traffic cabinet-T1 pos. 26                   $**     $**        0       **%      $**
FAB 125 185   Inst. Mtrls. and cables for Digital cabinet pos. 06             $**     $**                **%      $**
FAB 125 186   Inst. Mtrls. and cables for Digital cabinet pos. 08             $**     $**                **%      $**
FAB 125 187   Inst. Mtrls. and cables for Digital cabinet pos. 10             $**     $**                **%      $**
FAB 125 188   Inst. Mtrls. and cables for Digital cabinet pos. 12             $**     $**                **%      $**
FAB 125 189   Inst. Mtrls. and cables for Digital cabinet pos. 30             $**     $**                **%      $**
FAB 125 190   Inst. Mtrls. and cables for Digital cabinet pos. 31             $**     $**                **%      $**
FAB 125 191   Inst. Mtrls. and cables for Digital cabinet pos. 32             $**     $**                **%      $**
FAB 125 192   Inst. Mtrls. and cables for Digital cabinet pos. 33             $**     $**                **%      $**
FAB 125 193   Inst. Mtrls. and cables for Digital cabinet pos. 34             $**     $**        0       **%      $**
FAB 125 194   Inst. Mtrls. and cables for Digital cabinet pos. 35             $**     $**                **%      $**
FAB 125 195   25 m Power cables, Digital cabinet pos. 06                      $**     $**                **%      $**
FAB 125 196   25 m Power cables, Digital cabinet pos. 08                      $**     $**                **%      $**
FAB 125 197   25 m Power cables, Digital cabinet pos. 10                      $**     $**                **%      $**
FAB 125 198   25 m Power cables, Digital cabinet pos. 12                      $**     $**                **%      $**
FAB 125 199   25 m Power cables, Digital cabinet pos. 30                      $**     $**                **%      $**
FAB 125 200   25 m Power cables, Digital cabinet pos. 31                      $**     $**                **%      $**
FAB 125 201   25 m Power cables, Digital cabinet pos. 32                      $**     $**                **%      $**
FAB 125 202   25 m Power cables, Digital cabinet pos. 33                      $**     $**                **%      $**
FAB 125 203   25 m Power cables, Digital cabinet pos. 34                      $**     $**        0       **%      $**
FAB 125 204   25 m Power cables, Digital cabinet pos. 35                      $**     $**                **%      $**
FAB 125 205   Inst. Mtrls. and cables for DTI cabinet pos. 29                 $**     $**                **%      $**
FAB 125 206   25 m Power cables, DTI cabinet pos. 29                          $**     $**                **%      $**
FAB 125 207   Inst. Mtrls. and cables for CSR                                 $**     $**                **%      $**
FAB 125 208   25 m Power cables for CSR                                       $**     $**                **%      $**
FAB 125 209   Inst. Mtrls. and cables for KRD                                 $**     $**                **%      $**
FAB 125 210   25 m Power cables for KRD                                       $**     $**                **%      $**
FAB 125 243   Earthquake proof kit, MSC 2000 core                             $**     $**                **%      $**
FAB 125 244   Earthquake proof kit for BY8 501 cabinet                        $**     $**        0       **%      $**
----------------------------------------------------------------------------
MCI           SPARE PARTS                                                                                **%      $**
----------------------------------------------------------------------------
FAB 125 215   On-site spare board kit, MSC 2000, digital, u-law               $**     $**                **%      $**
----------------------------------------------------------------------------
MCJ           DOCUMENTATION                                                                              **%      $**
----------------------------------------------------------------------------
FAB 125 219   CMS88 V4 Ref3 O&M-Mod,D-Mod,F-Mod for MSC & HLR                 $**     $**                **%      $**
--------------------------------------------------------------------------------------------------------------------------
                                                                                      Hardware                    $**
                                                                                      Software                    $**
                                                                                      Implementation              $**
                                                                                      Total                       $**
                                                                                      ------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule A 3.3

----------------------------------------------------------------------------------------------------------------------------------
MSC 3 - PHASE 3                                                               LIST     ATP              EXTD    TRITON    EXTD
Product#      Description                                                     PRICE    PRICE    QTY     ATP     DISC.     TRITON
----------------------------------------------------------------------------------------------------------------------------------
MG            MSC 2000
----------------------------------------------------------------------------
MCA           BASIC SOFTWARE
----------------------------------------------------------------------------
FAB 125 103   Basic SW RTU Fee for MSC 2000, SCC 1-500                        $****   $****     500     $****    **%      $****
FAB 125 104   Basic SW RTU Fee for MSC 2000, SCC 501-1000                     $****   $****     500     $****    **%      $****
FAB 125 105   Basic SW RTU Fee for MSC 2000, SCC 1001-1500                    $****   $****     500     $****    **%      $****
FAB 125 106   Basic SW RTU Fee for MSC 2000, SCC 1501-2000                    $****   $****     500     $****    **%      $****
FAB 125 107   Basic SW RTU Fee for MSC 2000, SCC 2001-3500                    $****   $****      8      $****    **%      $****
FAB 125 108   Basic SW RTU Fee for MSC 2000, SCC 3501-5000                    $****   $****             $****    **%      $****
FAB 125 109   Basic SW RTU Fee for MSC 2000, SCC 5001-10000                   $****   $****             $****    **%      $****
FAB 125 110   Basic SW RTU Fee for MSC 2000, SCC 10001-                       $****   $****             $****    **%      $****
----------------------------------------------------------------------------
MCB           EASYPACK MSC CORE PART                                                                    $****    **%      $****
----------------------------------------------------------------------------
FAB 125 112                                                               0   $****   $****      1      $****    **%      $****
FAB 125 113   Core expansion 32K to 48K Group Switch                          $****   $****      1      $****    **%      $****
----------------------------------------------------------------------------
MCC           EASYPACK MSC FLEXIBLE PART                                                                $****    **%      $****
----------------------------------------------------------------------------
FAB 125 117   Traffic cabinet T1                                              $****   $****      6      $****    **%      $****
FAB 125 118   Digital cabinet (incl. Int. Echo Can. & Transcoder)             $****   $****      7      $****    **%      $****
----------------------------------------------------------------------------
MCF           EASYPACK MSC RAISED FLOOR                                                                 $****    **%      $****
----------------------------------------------------------------------------
MCF005        40.6 m2 Raised floor (height 400 mm)                            $****   $****             $****    **%      $****
MCF007        40.6 m2 Earth quake proof raised floor (height 400mm)           $****   $****      1      $****    **%      $****
----------------------------------------------------------------------------
MCH           EZPACK INSTALL MATERIAL KITS w/CABLES                                                     $****    **%      $****
----------------------------------------------------------------------------
FAB 125 114   25 m Power cables for MSC 2000 Core                             $****   $****      1      $****    **%      $****
FAB 125 115   25 m Power cables for MSC 2000 Core expansion                   $****   $****      1      $****    **%      $****
FAB 125 173   Inst. Mtrls. & cables for Traffic cabinet T1(120 Ohm.pos.07)    $****   $****      1      $****    **%      $****
FAB 125 174   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.09)    $****   $****      1      $****    **%      $****
FAB 125 175   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.11)    $****   $****      1      $****    **%      $****
FAB 125 176   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.13)    $****   $****      1      $****    **%      $****
FAB 125 177   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.28)    $****   $****      1      $****    **%      $****
FAB 125 178   Inst. Mtrls. & cables for Traffic cabinet-T1(120 Ohm.pos.26)    $****   $****      1      $****    **%      $****
FAB 125 179   25 m Power cables, Traffic cabinet-T1 pos. 07                   $****   $****      1      $****    **%      $****
FAB 125 180   25 m Power cables, Traffic cabinet-T1 pos. 09                   $****   $****      1      $****    **%      $****
FAB 125 181   25 m Power cables, Traffic cabinet-T1 pos. 11                   $****   $****      1      $****    **%      $****
FAB 125 182   25 m Power cables, Traffic cabinet-T1 pos. 13                   $****   $****      1      $****    **%      $****
FAB 125 183   25 m Power cables, Traffic cabinet-T1 pos. 28                   $****   $****      1      $****    **%      $****
FAB 125 184   25 m Power cables, Traffic cabinet-T1 pos. 26                   $****   $****      1      $****    **%      $****
FAB 125 185   Inst. Mtrls. and cables for Digital cabinet pos. 06             $****   $****      1      $****    **%      $****
FAB 125 186   Inst. Mtrls. and cables for Digital cabinet pos. 08             $****   $****      1      $****    **%      $****
FAB 125 187   Inst. Mtrls. and cables for Digital cabinet pos. 10             $****   $****      1      $****    **%      $****
FAB 125 188   Inst. Mtrls. and cables for Digital cabinet pos. 12             $****   $****      1      $****    **%      $****
FAB 125 189   Inst. Mtrls. and cables for Digital cabinet pos. 30             $****   $****      1      $****    **%      $****
FAB 125 190   Inst. Mtrls. and cables for Digital cabinet pos. 31             $****   $****      1      $****    **%      $****
FAB 125 191   Inst. Mtrls. and cables for Digital cabinet pos. 32             $****   $****      1      $****    **%      $****
FAB 125 192   Inst. Mtrls. and cables for Digital cabinet pos. 33             $****   $****      0      $****    **%      $****
FAB 125 193   Inst. Mtrls. and cables for Digital cabinet pos. 34             $****   $****      0      $****    **%      $****
FAB 125 194   Inst. Mtrls. and cables for Digital cabinet pos. 35             $****   $****      0      $****    **%      $****
FAB 125 195   25 m Power cables, Digital cabinet pos. 06                      $****   $****      1      $****    **%      $****
FAB 125 196   25 m Power cables, Digital cabinet pos. 08                      $****   $****      1      $****    **%      $****
FAB 125 197   25 m Power cables, Digital cabinet pos. 10                      $****   $****      1      $****    **%      $****
FAB 125 198   25 m Power cables, Digital cabinet pos. 12                      $****   $****      1      $****    **%      $****
FAB 125 199   25 m Power cables, Digital cabinet pos. 30                      $****   $****      1      $****    **%      $****
FAB 125 200   25 m Power cables, Digital cabinet pos. 31                      $****   $****      1      $****    **%      $****
FAB 125 201   25 m Power cables, Digital cabinet pos. 32                      $****   $****      1      $****    **%      $****
FAB 125 202   25 m Power cables, Digital cabinet pos. 33                      $****   $****      0      $****    **%      $****
FAB 125 203   25 m Power cables, Digital cabinet pos. 34                      $****   $****      0      $****    **%      $****
FAB 125 204   25 m Power cables, Digital cabinet pos. 35                      $****   $****      0      $****    **%      $****
FAB 125 205   Inst. Mtrls. and cables for DTI cabinet pos. 29                 $****   $****             $****    **%      $****
FAB 125 206   25 m Power cables, DTI cabinet pos. 29                          $****   $****             $****    **%      $****
FAB 125 207   Inst. Mtrls. and cables for CSR                                 $****   $****             $****    **%      $****
FAB 125 208   25 m Power cables for CSR                                       $****   $****             $****    **%      $****
FAB 125 209   Inst. Mtrls. and cables for KRD                                 $****   $****             $****    **%      $****
FAB 125 210   25 m Power cables for KRD                                       $****   $****             $****    **%      $****
FAB 125 243   Earthquake proof kit, MSC 2000 core                             $****   $****      1      $****    **%      $****
FAB 125 244   Earthquake proof kit for BY8 501 cabinet                        $****   $****     13      $****    **%      $****
----------------------------------------------------------------------------
MCI           SPARE PARTS                                                                               $****    **%      $****
----------------------------------------------------------------------------
FAB 125 215   On-site spare board kit, MSC 2000, digital, u-law               $****   $****      1      $****    **%      $****
----------------------------------------------------------------------------
MCJ           DOCUMENTATION                                                                             $****    **%      $****
----------------------------------------------------------------------------
FAB 125 219   CMS88 V4 Ref3 O&M-Mod,D-Mod,F-Mod for MSC & HLR                 $****   $****      1      $****    **%      $****
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Hardware          $****             $****
                                                                                      Software          $****             $****
                                                                                      Implementation    $****             $****
                                                                                      Total             $****             $****
                                                                                      --------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                SCHEDULE A SCCS

---------------------------------------------------------------------------------------------------------------------------------
Article Number          Qty        ATP Price     Discount        Price
---------------------------------------------------------------------------------------------------------------------------------
SCCS1900                 1                                                      MacroCell 1900 Self Contained Cell Site
---------------------------------------------------------------------------------------------------------------------------------
SCCS1900_SV              1         $ *****         **%           $ *****        RBS884 MacroCell 1900 SCCS Services
  SVCS20376A             1                                                      RBS884-1900 MACRO PACKAGE E
  SVCS20471A             1                                                      RBS884 1900 MHZ (SCCS) Installation and Testing
SCCS1900_H1              1         $ *****         **%           $ *****        1900 Self Contained Cell Site Hardware
  1/HRB10221/1134        1                                                      RBS 1900MHZ SCCS, 3*2, 3TCB, A
  IPA1118078/25          3                                                      1900MHZTX-SUPRFLX7/16-90DEGTO7/16STRGHT
  IPA1118079/25          6                                                      1900MHZRXSUPRFLX-N-MALE90DEGTO7/16STRGHT
SCCS1900_P1              1         $ *****         **%           $ *****        1900 Self Cont Cell Site Power
  2/BKCU1010043/2        1                                                      BATTERY 24V/100AH W/METAL JACKET
SCCS1900_S1              1         $ *****         **%           $ *****        1900 Self Cont Cell Site Software
  RBS4003000             9                                                      1900MHZ/BASIC/O&M SOFTWARE REV.1.0
  RBS4003002             6                                                      1900MHZ/IS-136 TDMA-TRANSCEIVER SOFTW.
  RBS4003003             3                                                      RFT SOFTW.REV.1.0, 1900MHZ
--------------------------------------------------------------------------------------------------------------------------------
Total Per Site                     $ *****                       $ *****
--------------------------------------------------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 SCHEDULE A OM


MSC O&M Service

==============================================
Item                 Hours   Price   Ext Price
----------------------------------------------
MSC Operations and     160   $ ****  $    ****
Maintenance
----------------------------------------------


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 Schedule ASW

Version 4 MSC Application System Optional Software Feature Pricing for Triton May 4, 1999
--------------------------------------------------------------------------------
         AWS PRICING ONLY                                 DISCOUNTED
       PER MSC LARGE MODEL                  ARTICLE          ATP       TRITON
     OPTIONAL SOFTWARE FEATURE               NUMBER         PRICE      PRICE
--------------------------------------------------------------------------------
CHARGING FEATURES
--------------------------------------------------------------------------------
Immediate Call Itemization                    ERU8221042    $****        $****

--------------------------------------------------------------------------------
CUSTOMER FEATURES
--------------------------------------------------------------------------------
AsyncData/G3 Fax (DataFax)                    ERU8221061    $****        $****
      DataFax Interworking Unit(IWU)Hardware  BFE301325/3   $****        $****
Calling Number Identity                       ERU8221067    $****        $****
IS-136 PACKAGE (DCCH+HCS)                     ERU8221099    $****        $****
Messsage Waiting Indicator(Announcement)      ERU8221060    $****        $****
Messsage Waiting Indicator(IS-54 Rev B)
(Display)                                     ERU8221073    $****        $****
Mobile Originated SMS                         ERU8221158    $****        $****
Private System Identification(PSID)Phase 1    ERU8221096    $****        $****
SMS/AlphaPage IS-136 on DCCH                  ERU8221088    $****        $****
Voice Channel Priority Access                 ERU8221082    $****        $****
Voice Mail Handling                           ERU8221083    $****        $****
Voice Mail Transfer Classes                   ERU8221084    $****        $****
Voice Privacy                                 ERU8221159    $****        $****
--------------------------------------------------------------------------------
FRAUD PREVENTION FEATURES
--------------------------------------------------------------------------------
Authentication Phase 2 w/3rd Party HLR or
JAMBALA                                       ERU8221152    $****        $****
Automatic Call Barring                        ERU8221090    $****        $****
Call Barring Upon Fraud Detection             ERU8221091    $****        $****
Call Event Collision Detection                ERU8221066    $****        $****
Teardown                                      ERU8221100    $****        $****
--------------------------------------------------------------------------------
GOVERNMENT COMPLIANCE FEATURES
--------------------------------------------------------------------------------
Emergency Service with Cell Location          ERU8221103    $****        $****
Equal Access                                  ERU8221008    $****        $****
Intercept(RIS)Level 2(CALEA Phase 1)          ERU8221161    $****        $****

--------------------------------------------------------------------------------



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 Schedule A SW

Version 4 MSC Application System Optional Software Feature Pricing for Triton May 4, 1999
--------------------------------------------------------------------------------
         AWS PRICING ONLY                                  DISCOUNTED
       PER MSC LARGE MODEL                     ARTICLE        ATP        TRITON
     OPTIONAL SOFTWARE FEATURE                  NUMBER       PRICE       PRICE
--------------------------------------------------------------------------------
NETWORK INTERFACE PERFORMANCE FEATURES
--------------------------------------------------------------------------------
ANI Transfer to Trunk Connected Devices       ERU8221061    $****        $****
Call Setup Using SS7 ISUP                     ERU8221043    $****        $****
Originating Call Access Signalling            ERU8221062    $****        $****

--------------------------------------------------------------------------------
OPERATIONS & MAINTENANCE FEATURES
--------------------------------------------------------------------------------
Cell Traffic Recording                        ERU8221022    $****        $****
Cell Traffic Statistics                       ERU8221001    $****        $****
Network Signalling Statistics - STS           ERU8221075    $****        $****
Network Subs Activity Report - STS            ERU8221029    $****        $****
Radio Disturbance Recording                   ERU8221010    $****        $****
Radio Environment Statistics                  ERU8221020    $****        $****
Radio Related Call Release                    ERU8221025    $****        $****
Remote Device (TRX Control) for Testing       ERU8221080    $****        $****
SS7 Performance and Configuration Data -STS   ERU8221059    $****        $****

--------------------------------------------------------------------------------
RADIO NETWORK PERFORMANCE FEATURES
--------------------------------------------------------------------------------
Hierarchical Cell Structures (HCS)            ERU8221092    $****        $****
Interface Rejection Combining (IRC)           ERU8221102    $****        $****
Operator Controlled Paging                    ERU8221076    $****        $****
Voice Channel Handling                        ERU8221053    $****        $****

--------------------------------------------------------------------------------
TRAFFIC HANDLING FEATURES
--------------------------------------------------------------------------------
Call in Progress Notification                 ERU8221101    $****        $****
Incoming Message Coordinator                  ERU8221012    $****        $****
Local Number Portability Phase 1              ERU8221150    $****        $****
(Mobile Charging Areas (Phase 1)              ERU8221087    $****        $****
NPA Split w/o MIN (US)                        ERU8221095    $****        $****
Virtual System Areas                          ERU8221039    $****        $****

--------------------------------------------------------------------------------


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 SCHEDULE A SW


Version 4 MSC Application System Optional Software Feature Pricing for Triton May 4, 1999

--------------------------------------------------------------------------------------------------------------
                   AWS PRICING ONLY                                             DISCOUNTED
                  PER MSC LARGE MODEL                           ARTICLE            ATP            Triton
               OPTIONAL SOFTWARE FEATURE                        NUMBER            PRICE           Price
--------------------------------------------------------------------------------------------------------------
BASIC FEATURES (Part of V4 MSC SW RTU Fee)
--------------------------------------------------------------------------------------------------------------
A-Number Transfer for Interrogation                           ERU8221063         $   **          $   **
Channel Device Hardware Malfunction Log                       ERU8221006         $   **          $   **
Control Channel Disturbance Supervision                       ERU8221069         $   **          $   **
Fully Automatic Roaming                                       ERU8221021         $   **          $   **
Global Title Addressing                                       ERU8221071         $   **          $   **
Handoff Queues                                                ERU8221038         $   **          $   **
Intersystem Handoff                                           ERU8221033         $   **          $   **
IS-41 Revision Selector                                       ERU8221094         $   **          $   **
ISUP Continuity Check                                         ERU8221107         $   **          $   **
Paging Area Statistics                                        ERU8221077         $   **          $   **
Paging Parameter Statistics                                   ERU8221078         $   **          $   **
Remote Power and Frequency Control                            ERU8221079         $   **          $   **
Screening of Serial Number and Mobile Station No.             ERU8221081         $   **          $   **
SS7 Signaling Network Trouble Notification                    ERU8221058         $   **          $   **
--------------------------------------------------------------------------------------------------------------
Total Optional Software                                                          $ ****          $ ****
--------------------------------------------------------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  SCHEDULE B

                               ERICSSON HANDSETS
                               -----------------

Model:         LX 788

Unit Price:    $201.99


                                  SCHEDULE C

                   PURCHASE OF ADDITIONAL ERICSSON HANDSETS
                   ----------------------------------------

40,000 Ericsson handsets of such models as may be selected by PURCHASER, at the then current prices of such models.


                                  SCHEDULE D

                              DEDICATED RESOURCES
                              -------------------

                                 See Attached


                        Schedule D Dedicated Resources

 . One (1) dedicated Project Manager for each of Triton's two Regions. Each
  Project Manager will be on-site during critical implementation activities and will serve as the primary points of contact throughout the implementation of the projects. Each Project Manager will be responsible to manage the Project Team.

 . One (1) dedicated Technical Solutions Manager to consult on the design of the network and to provide technical assistance and coordinate technical support throughout the implementation. The Technical Solutions Manager will be Triton's advocate with Ericsson Product Management.

 . One (1) on-site Implementation Supervisor for each of Triton's two Regions to serve as the Project Manager for the day-to-day RBS Installation and Integration activities.

 . One (1) Implementation Supervisor to serve as the Project Manager for the day-to-day MSC Installation and Installation Testing activities. This same individual will be responsible for installation, hardware testing, and feature testing of both of the Phase 2 MSCs. This Supervisor will use Ericsson certified Installation Engineers and contractors to ensure that the MSCs are installed to Ericsson standards. This Supervisor will be dedicated to Triton for the duration of the MSC installation and testing activities and will be released by Triton at the conclusion of NACN and AWS compliance testing.

 . One (1) Senior MSC Tester per new MSC to perform the testing of all MSC hardware and software features.

 . One (1) MSC tester per new MSC will assist with the MSC hardware and software feature testing and will remain to perform all RBS site integrations.

 . One (1) dedicated Regional Technical Assistance Center staffed with a Manager and 3 engineers to focus on post-implementation support of Ericsson products in Triton's network.



                                  SCHEDULE E

                               SHARED RESOURCES
                               ----------------

                                 See Attached



                          Schedule E Shared Resources

 . For periods of time where Triton requires Ericsson to integrate more than 5 sites per day from 1 MSC in order to meet launch dates, Ericsson will provide an additional headcount to assist with Site Integrations from the MSC.

 . One (1) Quality Auditor from Ericsson to audit the MSC installation work to certify compliance with the applicable Ericsson procedures.

 . One (1) on-site Tiger Team to ensure timely completion of your NACN and AWS
  Compliance Certification Testing. This team will consist of one Engineer from Ericsson's Systems Integration Group in Montreal, one Data Transcript Engineer from Richardson, and one network Engineer from Richardson. This Tiger Team will arrive on-site one week prior to the start of certification testing to perform a dry run of critical activities. This Team will stay until the NACN and AWS Compliance Testing is complete.

 . One (1) engineer from the Jambala Team to support Triton in creating additional MML Bridges and logical groups on the Jambala HLR.

 . Once the reporting functionality for authentication and fraud events on Jambala are Generally Available, Ericsson will provide an implementation team to implement and test the functionality in Triton's network.


                                  SCHEDULE F

                 REGIONAL TECHNICAL ASSISTANCE CENTER LOCATION
                 ---------------------------------------------

The location of the Regional Technical Assistance Center will be negotiated in good faith and mutually agreed in writing between the parties.


                                  SCHEDULE G

                               PROJECT SCHEDULE
                               ----------------

                                 See Attached

                               Sites and Launch

------------------------------------------------------------------------------------------------------------------------------------
MSC           Market            P2 Sites   BTA Launch   Current MSC     Dependencies
------------------------------------------------------------------------------------------------------------------------------------
Norfolk       Norfolk                                   Norfolk         None
              Roanoke Rapids          1      1-Aug                      None
------------------------------------------------------------------------------------------------------------------------------------
Total                                 1
------------------------------------------------------------------------------------------------------------------------------------

Greenville    Greenville             15       1-Aug     Greenville      None
              Anderson               12      30-Sep     Greenville      Expansion of Greenville MSC
              Charleston             20      30-Sep     Greenville      Expansion of Greenville MSC
              Columbia               25      15-Oct     Greenville      Rehome of Hickory to Tri-Cities MSC
              Augusta                 8      15-Oct     Greenville      Rehome of Hickory to Tri-Cities MSC
              Orangeburg             13       1-Aug                     None
              Athens                 14       1-Dec                     Rehome of Florence to Myrtle Beach MSC
------------------------------------------------------------------------------------------------------------------------------------
Total                               107
------------------------------------------------------------------------------------------------------------------------------------

Richmond      Charlottesville         2       1-Aug     Richmond        None
              Richmond               23       1-Aug     Richmond        None
              Fredericksburg          8       1-Nov     Richmond        Rehome of Fayetteville & Wilmington to Fayetteville MSC
              Harrisonburg           10      15-Oct                     Rehome of Fayetteville & Wilmington to Fayetteville MSC
              Lynchburg              28      15-Oct                     Rehome of Roanoke to Tri Cities MSC
              Staunton               20       1-Aug                     None
              Winchester             17       1-Nov                     Rehome of Fayetteville & Wilmington to Fayetteville MSC
------------------------------------------------------------------------------------------------------------------------------------
Total                               108
------------------------------------------------------------------------------------------------------------------------------------

Tri-Cities    Hickory                        15-Oct     Greenville      Triton compliance w/ deliverables per attached MSC schedule
              TriCities              79       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Danville               11       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Ashville               50       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Martinsville           12       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Roanoke                        15-Oct     Richmond        Triton compliance w/ deliverables per attached MSC schedule
------------------------------------------------------------------------------------------------------------------------------------
Total                               152
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville  Fayetteville           45      15-Oct     Richmond        Triton compliance w/ deliverables per attached MSC schedule
              Wilmington                     15-Oct     Richmond        Triton compliance w/ deliverables per attached MSC schedule
              Goldsboro              19       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Greenville-Washington  15       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Jacksonville            9       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              New Bern               15       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Rocky Mount            14       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
------------------------------------------------------------------------------------------------------------------------------------
Total                               117
------------------------------------------------------------------------------------------------------------------------------------

Myrtle Beach  Savannah               74       1-Dec                     Triton compliance w/ deliverables per attached MSC schedule
              Florence                4       1-Nov     Greenville      Triton compliance w/ deliverables per attached MSC schedule
              Myrtle Beach                    1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
              Sumter                 18       1-Nov                     Triton compliance w/ deliverables per attached MSC schedule
------------------------------------------------------------------------------------------------------------------------------------
Total                                96
------------------------------------------------------------------------------------------------------------------------------------

New MSC Schedule
--------------------------------------------------------------------------------
         Task                Duration  Start Date  Finish Date   Responsible
--------------------------------------------------------------------------------
Provide Building Floor Plan     0d       6/10/99     6/10/99     Triton
MSC Engineering                 21d      6/16/99     7/16/99     Ericsson
DT Exchange Req'ts Finalized    0d        7/5/99      7/5/99     Triton
DT Traffic Data                 26d      7/14/99     8/18/99     Ericsson
MSC Location Ready              0d       7/12/99     7/12/99     Triton
Commercial Power Ready          0d       7/21/99     7/21/99     Triton
TX Facilities Ready             0d       7/21/99     7/21/99     Triton
MSC Installation                25d      7/21/99     8/24/99     Ericsson
MSC Testing                     25d      8/20/99     9/24/99     Ericsson
NACN and AWS Testing            5d       9/24/99     9/30/99     Triton/Ericsson
Cell-Site Integration           30d      10/1/99     11/1/99     Triton/Ericsson
Launch Date for Markets         10d     10/15/99     11/1/99     Triton
--------------------------------------------------------------------------------

Assumes Standard Configuration MSC2000 with Standard Floorplan.
Any additional TRX capacity requirements will be scheduled as expansions to the MSCs.

Delays in Triton deliverables will cause a minimum of a day for day slip in Ericsson dates.